Exhibit 10.25

FORM OF

RADIOLOGIX, INC.

2004 LONG-TERM INCENTIVE COMPENSATION PLAN

RESTRICTED STOCK AWARD AGREEMENT

(TIME-BASED AWARD)

This Agreement (“Agreement”) is made this <Grant Date> by and between <Participant Name> (“Participant”) and Radiologix, Inc. (“Radiologix” or the “Company”).

RECITALS

A. The Board has adopted the Radiologix, Inc. 2004 Long-Term Incentive Compensation Plan (the “Plan”) for the purpose of attracting, motivating, retaining, and rewarding high quality executives and other employees, officers, directors, consultants and other persons who provide valuable services to Radiologix or any Parent or Subsidiary.

B. Participant is an individual who renders valuable services to Radiologix or any Parent or Subsidiary, and this Agreement is executed pursuant to, and is intended to carry out the purposes of, the Plan in connection with Radiologix’s grant of restricted stock to Participant

C. Capitalized terms used but not defined in this Agreement have the meanings assigned to them in the Plan.

AGREEMENT

1. Award of Restricted Stock. The Company hereby grants to Participant an award (the “Award”) of restricted stock (the “Restricted Stock”) consisting of <# of Shares> shares of the Company’s Common Stock, $.0001 par value per share (“Common Stock”).

2. Conditions to Participant’s Rights Under This Agreement. This Agreement shall not become effective, and Participant shall have no rights with respect to the Award or the Restricted Stock, unless and until both of the following have occurred to the Company’s satisfaction:

(a) Participant has fully executed this Agreement and delivered it to the Company (in the Company’s discretion, such execution and delivery may be accomplished through electronic means); and

(b) Participant has fully executed a stock power in the form attached as Appendix A and delivered it to the Company.

3. Restrictions; Vesting. The Restricted Stock shall be subject to the restrictions and other terms and conditions set forth in the Plan, which are incorporated herein by reference, and in this Agreement. Subject to the terms and conditions of the Plan and this Agreement, Participant’s rights in and to the shares of Restricted Stock shall vest according to the following schedule:

(a)                      of the shares of Restricted Stock shall vest on <Vesting Date>.

(b)                      of the shares of Restricted Stock shall vest on <Vesting Date>.

(c) The final                      of the shares of Restricted Stock shall vest on <Vesting Date>.

The shares of Restricted Stock awarded under this Agreement shall vest in accordance with the schedule set forth above unless, prior to the vesting date set forth above, the Award and the applicable shares of Restricted Stock are forfeited or become subject to accelerated vesting under the terms and conditions of the Plan. Until shares of Restricted Stock vest, Participant shall not sell, transfer, pledge, assign, or otherwise encumber such shares of Restricted Stock.

4. Manner in Which Shares Will Be Held. Stock certificates evidencing the shares of Restricted Stock awarded under this Agreement shall be registered in the name of Participant and shall be delivered to and held in custody by the Company, or its designee, until the restrictions thereon shall have lapsed or any conditions to the vesting of such Award, or a portion thereof, have been satisfied. Such certificates shall bear an appropriate legend referring to the terms, conditions and restrictions applicable to such Award.

In the Company’s discretion, any or all shares of Restricted Stock awarded to Participant hereunder may be issued in, or after issuance may be transferred to, book-entry form and held by the Company in that form. In such event, no stock certificates evidencing such shares will be held, the applicable restrictions will be noted in the records of the Company’s transfer agent and in the book entry system, and upon vesting, Participant may request that the Company issue a stock certificate for the applicable number of shares of Common Stock.

5. Privilege of Stock Ownership. Except as otherwise provided in this Agreement or the Plan, Participant shall have, with respect to the shares of Restricted Stock awarded hereunder, all of the rights of a shareholder of the Company, including the right to vote the shares and the right to receive any dividends as declared by the Company’s Board of Directors.

6. Shares Not Transferable. No shares of Restricted Stock shall be transferable other than by will or by the laws of descent and distribution. If any Award is transferred or assigned pursuant to a court order, then such transfer or assignment shall be without liability to the Company, and the Company shall have the right to offset against such Award any expenses (including attorneys’ fees) incurred by the Company in connection with such transfer or assignment.

7. Deferred Compensation Plan. If Participant is eligible, and has made the appropriate election, to defer the Restricted Stock awarded under this Agreement into a Company deferred compensation plan (a “Deferral Plan”), upon vesting, the shares of Restricted Stock Award shall be considered to be deferred pursuant to the Deferral Plan, subject to and in accordance with the terms and conditions of the Deferral Plan and any related deferral agreement entered into by Participant.

8. Cessation of Continuous Service. The Award subject to this Agreement shall terminate prior to the Expiration Date if any of the following provisions become applicable:

(a) If Participant ceases to remain in Continuous Service for any reason (other than death, Permanent Disability, or termination for Misconduct or breach of any noncompete covenant or agreement) while this Award is outstanding, then vesting of the Restricted Stock shall cease on the three-month anniversary of the date of such cessation of Continuous Service. Upon the expiration of such three-month period, this Award shall terminate and cease to be outstanding and all unvested shares of Restricted Stock shall be forfeited.

(b) If Participant dies while holding this Award, then the personal representative of Participant’s estate or the person or persons to whom the Award is transferred pursuant to

Participant’s will or in accordance with the laws of descent and distribution, shall have the right to receive this Award. However, vesting of this Award shall cease upon the earlier of (i) the expiration of the 12-month period measured from the date of Participant’s death or (ii) the date on which the Award is fully vested. Upon expiration of the 12-month period or (if earlier) upon the full vesting date, this Award shall terminate and cease to be outstanding as to any then unvested shares and all Restricted Stock subject to this Agreement that is unvested or subject to restriction at the time of termination shall automatically be forfeited.

(c) If Participant ceases Continuous Service by reason of Permanent Disability while this Award is outstanding, then vesting of this Award shall cease upon the earlier of (i) the expiration of the 12-month period commencing on the date of cessation of Continuous Service or (ii) the date on which the Award is fully vested. Upon expiration of the 12-month period or (if earlier) upon the full vesting date, this Award shall terminate and cease to be outstanding as to any then unvested shares and all Restricted Stock subject to this Agreement that is unvested or subject to restriction at the time of termination shall automatically be forfeited.

(d) If Participant’s Continuous Service is terminated within 18 months after a Corporate Transaction in which this Award is assumed or replaced, then Paragraph 9(d) shall govern the vesting of this Award following such Involuntary Termination.

(e) If Participant ceases Continuous Service in connection with any Misconduct or breach of any noncompete covenant or agreement with Radiologix, any Parent, Subsidiary, or professional medical entity affiliated with Radiologix or any Parent or Subsidiary, then all Restricted Stock held by Participant that is unvested or subject to restriction at the time of termination shall automatically be forfeited.

9.	Special Termination.

(a) If a Corporate Transaction occurs, then this Award, to the extent outstanding at such time but not otherwise fully vested, shall automatically accelerate so that this Award shall, immediately prior to the effective date of the Corporate Transaction, become fully vested for all of the Restricted Stock at the time subject to this Award. However, this Award shall not become fully vested on an accelerated basis if and to the extent that: (i) this Award is, in connection with the Corporate Transaction, either to be assumed by the successor business entity (or parent thereof) or to be replaced with a comparable award of capital securities of the successor business entity (or parent thereof) or (ii) this Award is to be replaced with a cash incentive program of the successor business entity that preserves the spread existing at the time of the Corporate Transaction on any Restricted Stock for which this Award is not otherwise at that time fully vested (the excess of the Fair Market Value of the Restricted Stock on the date of grant over the Fair Market Value of such shares at the time of the Corporate Transaction) and provides for subsequent vesting in accordance with the Vesting Schedule applicable to those Restricted Stock. The determination of award comparability under clause (i) shall be made by the Plan Administrator, and its determination shall be final, binding, and conclusive.

(b) Immediately following the Corporate Transaction, this Award shall terminate and cease to be outstanding, except to the extent assumed by the successor business entity (or parent thereof) in connection with the Corporate Transaction.

(c) If this Award is assumed in connection with a Corporate Transaction, then this Award shall be appropriately adjusted, immediately after the Corporate Transaction, to apply to the number and class of securities that would have been issuable to Participant in consummation of the Corporate Transaction had the Award been fully vested prior to the Corporate Transaction.

(d) If an Involuntary Termination of Participant’s Continuous Service occurs within 18 months following a Corporate Transaction in which this Award is assumed or replaced, then this Award (or any replacement grant), to the extent outstanding at that time but not otherwise fully vested, shall automatically accelerate so that this Award shall immediately become fully vested for all shares of Restricted Stock at the time subject to this Award (or replacement grant).

(e) This Agreement shall not in any way affect the Company’s right to adjust, reclassify, reorganize, or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate, or sell or transfer all or any part of its business or assets.

10. Adjustment in Award Shares. If any change is made to the outstanding Common Stock by reason of a stock split, stock dividend, recapitalization, combination of shares, exchange of shares, or other change affecting the outstanding Common Stock as a class without the Company’s receipt of consideration, then appropriate adjustments shall be made to the total number and/or class of securities subject to this Award to reflect such change and thereby preclude a dilution or enlargement of benefits under this Agreement.

11. Compliance with Laws and Regulations. The issuance and vesting of the Restricted Stock shall be subject to compliance by Radiologix and Participant with all applicable requirements of law and with all applicable regulations of any stock exchange (or the NASDAQ National Market, if applicable) on which the Common Stock may be listed at the time of issuance and vesting.

12. Liability of the Company. The inability of the Company to obtain approval from any regulatory body having authority deemed by the Company to be necessary to the lawful issuance and vesting of any Restricted Stock pursuant to this Award shall relieve the Company of any liability with respect to the nonissuance or nonvesting of the Restricted Stock as to which such approval was not obtained. The Company, however, shall use its best efforts to obtain all such approvals.

13. Notices. Any notice required to be given or delivered to the Company under the terms of this Agreement shall be in writing and addressed to the Company in care of the Corporate Secretary at its principal corporate offices. Any notice required to be given or delivered to Participant shall be in writing and addressed to Participant at the address indicated below Participant’s signature line on the Notice of Restricted Stock Award. All notices shall be deemed to have been given or delivered upon personal delivery or upon deposit in the U.S. mail, postage prepaid and properly addressed to the party to be notified.

14. Loans. To the extent not prohibited by law, the Plan Administrator may, in its absolute discretion and without any obligation to do so, assist Participant in acquiring Restricted Stock under this Agreement by (i) authorizing the extension of a loan to Participant from the Company or (ii) permitting Participant to pay any applicable taxes for the Restricted Stock in installments over a period of years. The terms of any such loan or installment method of payment (including the interest rate, the requirements for collateral and the terms of repayment) shall be established by the Plan Administrator in its sole discretion.

15 Governing Law. The interpretation, performance, and enforcement of this Agreement shall be governed by the laws of the State of Texas without resort to that State’s conflict-of-laws rules.

16 Stockholder Approval. If the number of shares of Restricted Stock covered by this Agreement exceed, as of the Grant Date, the number of shares of Common Stock that may be issued under the Plan without stockholder approval, then this Award shall be void with respect to the excess shares, unless stockholder approval of an amendment sufficiently increasing the number of shares of Common Stock issuable under the Plan is obtained.

17. Taxes. No later than the date as on which an amount first becomes includable in the gross income of Participant for federal income tax purposes with respect to shares of Restricted Stock awarded under this Agreement, Participant shall pay to the Company, or make arrangements satisfactory to the Plan Administrator regarding the payment of, all federal, state, or local taxes or other items of any kind required by law to be withheld with respect to such amount. Participant may satisfy any applicable tax withholding obligation resulting from the vesting of shares of Restricted Stock awarded under this Agreement by surrendering to Company any other unrestricted Common Stock of the Company then owned by Participant or Common Stock that is part of the Award. The Company’s obligations under the Plan shall be conditional on such payment or arrangements and the Company shall have the right to the full extent permitted by law to deduct any such taxes from any payment of any kind otherwise due to Participant.

18. Entire Agreement. This Agreement constitutes the entire agreement between the parties and supersedes and cancels any other agreement, representation or communication, whether oral or in writing, between the parties relating to the same subject matter. However, the Agreement shall be at all times subject to the Plan as provided above. In the event of a conflict between the terms and conditions contained in this Agreement, the Notice of Grant of Restricted Stock, the Plan, and Participant’s Employment Agreement with Radiologix, if any, the terms and conditions contained in the Employment Agreement shall prevail.

19. Amendment. The Plan Administrator, in its sole discretion, may hereafter amend the terms of this Award, but no amendment shall be made that would impair Participant’s rights without Participant’s consent.

Participant hereby: (i) acknowledges receiving a copy of the Plan Summary and Prospectus relating to the Plan, and represents that he or she is familiar with all of the material provisions of the Plan, as set forth in the Plan Summary and Prospectus; (ii) accepts this Agreement and the Restricted Stock awarded under this Agreement subject to all provisions of the Plan and this Agreement; and (iii) agrees to accept as binding, conclusive, and final all decisions or interpretations of the Plan Administrator relating to the Plan, this Agreement, or the Restricted Stock awarded under this Agreement.

EXECUTED as of the day and year first written above.

RADIOLOGIX, INC.		PARTICIPANT

By:
Michael L. Silhol, Senior Vice President,
General Counsel & Secretary

APPENDIX A – IRREVOCABLE STOCK POWER

For Value Received, the undersigned does hereby assign and transfer to

___________________________________________________________________________________________________________

___________________________________________________________________________________________________________

             shares of Common Stock, $.0001 par value per share, of Radiologix, Inc. (“Company”) awarded to the undersigned on December 3, 2004, under the Radiologix, Inc. 2004 Long-Term Incentive Compensation Plan, represented by certificate(s) no(s).

___________________________________________________________________________________________________________,

inclusive, standing in the name of the undersigned on the books of the Company, or registered in book-entry form and held by the Company in that form.

The undersigned does hereby irrevocably constitute and appoint

___________________________________________________________________________________________________________

Attorney to transfer the said stock on the books of the Company, with full power of substitution in the premises.

Printed Name  ________________________________________________________________________________________________

Signature  _______________________________________________________________________________________________

Date  ___________________________________________________________________________________________________